BancorpSouth, Inc. 2014 Sterne Agee Financial Institutions Conference February 13, 2014 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as
“anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to revenue estimates for the Company’s operations in Houston, Texas following the closing of the transaction with GEM Insurance Agencies, LP and the potential for expansion of the Company’s business in Houston, the terms and closing of the proposed transactions with Ouachita Bancshares Corp. and Central Community Corp., acceptance by customers of Ouachita Bancshares Corp. and
Central Community Corp. of the Company’s products and services, the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets, pro forma loan, deposit and market share information, the impact of and the Company’s ability to implement cost-saving initiatives, our ability to improve efficiency, and future growth, expansion, and consolidation opportunities.   We caution you
not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors.  These factors may include, but are not limited to, the ability to obtain required shareholder and regulatory approvals of the mergers, the ability of the Company, Ouachita Bancshares Corp. and Central Community
Corp. to close the mergers, the ability of the Company to expand its insurance operations in Houston, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.
In connection with the proposed merger of Central Community Corporation with and into BancopSouth, BancorpSouth will file a registration statement on Form S-4 with the Securities and Exchange
Commission.  Shareholders of BancorpSouth and Central Community Corporation are encouraged to read the registration statement, including the proxy statement/prospectus that will be a part of the registration statement, because it will contain important information about the merger, BancorpSouth and Central Community Corporation.  After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus will also be made available for free from the Corporate
Secretary of each of BancorpSouth and Central Community Corporation.
In connection with the proposed merger of Ouachita Bancshares Corp. with and into BancorpSouth, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange
Commission.  Shareholders of BancorpSouth and Ouachita Bancshares Corp. are encouraged to read the registration statement, including the proxy statement/prospectus that is a part of the registration statement, because it contains important information about the merger, BancorpSouth and Ouachita Bancshares Corp. The proxy statement/prospectus and other relevant documents are available for free o the SEC’s web site (www.sec.gov), and the proxy statement/prospectus is available for free from the Corporate Secretary of each of BancorpSouth and Ouachita Bancshares Corp.

About BancorpSouth, Inc. (NYSE:BXS)
Total assets of $13.0 billion
Headquartered in Tupelo, MS
256 full-service banking locations reaching throughout an 8-state footprint
Customer-focused business model with comprehensive line of
financial products and banking services for individuals and small to mid-size businesses
Strong core capital base consisting of 100% common equity
Market capitalization of $2.4 billion

Data as of December 31, 2013

Northeast Region
Southeast Region
Northwest Region
Southwest Region
Central Texas Region*
MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
LOUISIANA
TEXAS
FLORIDA

BancorpSouth
Right Where You Are

Community Bank Structure – 8 State Footprint

*The Central Texas Region will be added in conjunction with the Central Community
Corporation merger, which is expected to close during the second quarter of 2014.

COMMUNITY BANK
Personal Banking Business Banking
Deposit Offerings Business Loans
Consumer Lending Full Range of Deposit Products
Home Equity Lending Treasury Management
Mobile/Internet Banking Merchant Services
Prepaid Cards Payroll and HR Management
Insurance
168 Licensed Producers in 30 Locations
Commercial, P&C, and Life Insurance
Trust and Wealth Management
$7 Billion Total Assets Under Management
17 Locations
Mortgage
98 Originators in 79 Locations
$1.4 Billion in Production for 2013

Equipment Finance and Leasing
Territory Managers Covering 14 States
Portfolio Balance of $500+ Million
As of and for the year ended December 31, 2013
Wide Range of Product Offerings

Diversified Revenue Stream
Approximately 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $266.1M*

Total Revenue of $665.1M*
Net Interest
Revenue
60%
Noninterest
Revenue
40%
Insurance
Commissions
37%
Mortgage
lending
14%
Card and
merchant fees
12%
Deposit service
charges
20%
Trust income
5%
Other
12%
Percentages and amounts based on data for the twelve months ended December 31, 2013
*Excludes positive MSR valuation adjustment of $8.9 million

2013 In Review
At and for the year ended December 31, 2013
Net income of $94.1 million, or $0.99 per diluted share
Generated net loan growth of $321.0 million, or 3.7%
Expense control focus and efficiency initiatives continue to improve performance
Efficiency ratio improved from 82% for 2012 to 75% for 2013
Completed  voluntary early retirement program
In total, FTE headcount declined during 2013 from 4,249 to 4,005
Redeemed $125 million of 8.15% trust preferred securities
Non-performing assets declined $147.1 million, or 43.7%
Acquisition of Gem Insurance Agencies, LP
Expected to produce annual insurance commission revenues of approximately $9 million

NPA Improvement
Total NPAs Have Declined Over 40% in the Last 12 Months

$64
$74
$98
$112
$186
$236
$302
$409
$394
$425
$380
$363
$322
$285
$267
$247
$234
$207
$168
$144
$120
$46
$47
$51
$62
$59
$59
$68
$83
$133
$136
$151
$163
$174
$168
$144
$128
$103
$96
$88
$77
$69
$110
$121
$149
$174
$246
$295
$370
$492
$528
$561
$531
$525
$496
$453
$411
$376
$337
$303
$256
$221
$190
$0
$125
$250
$375
$500
$625
4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13
NPLs OREO
Dollars in millions
NPLs consist of nonaccrual loans, loans 90+ days past due and restructured loans
NPAs consist of NPLs and other real estate owned

Loan Growth
Dollars in millions
Produced net loan growth for 3 consecutive quarters

$9,691
$9,775
$9,333
$8,870
$8,738
$8,732
$8,680
$8,637
$8,582
$8,679
$8,773
$8,958
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
4Q 08 4Q09 4Q 10 4Q 11 1Q 12 2Q12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13

Recent Transaction Announcements
Ouachita Bancshares Corp. (Ouachita Independent Bank)
Assets - $650 million; Loans - $475 million; Deposits - $550 million
In-market expansion – enhance presence along I-20 corridor
• Footprint overlap in Shreveport and Monroe
• Meaningful cost saving opportunities
Low-risk opportunity
• Similar cultures and operating styles
• Clean credit quality
Accretive to earnings per share
Central Community Corporation (First State Bank Central Texas)
Assets - $1.3 billion; Loans - $550 million; Deposits - $1.1 billion
Footprint expansion – high growth Austin, TX market and other markets along I-35 corridor
• Austin, TX ranked No. 1 economy in the U.S. based on the economic rankings of The
Business Journals’ On Numbers report
• Foundation for growth in Texas, both organically and future consolidation opportunities
Similar business models with community and customer focus
Accretive to earnings per share

Financial data as of December 31, 2013
Ouachita Bancshares Corp. and Central Community Corporation transactions expected to close during the second quarter of 2014

Footprint

Olathe
Overland Park
St Louis
Jefferson City
Louisville
Evansville
Frankfort
MISSOURI
Springfield
KENTUCKY
Poplar Bluff
Sikeston
Clarksville
Nashville
OKLAHOMA
Oklahoma City
TENNESSEE
Memphis
Huntsville
Chattanooga
ARKANSAS
Wichita Falls
Atlanta
Birmingham
Fort Worth
Irving
Abilene
Dallas
Shreveport
Jackson
ALABAMA
Natchitoches
TEXAS
Waco
MISSISSIPPI
LOUISIANA
Mobile
Austin
Beaumont
Lafayette
New Orleans
Houston
Pasadena
San Antonio
Breton Sound
bing
© 2013 SNL Financial LC. All rights reserved.

BancorpSouth

Right Where You Are

Footprint Expansion 11 Source: SNL Financial *Transactions expected to close during the second quarter of 2014 BancorpSouth (256) Ouachita* (12) First State Bank* (31)

Commercial and
industrial
17.4%
Consumer mortgages
20.8%
Home equity
5.1%
Agricultural
3.0%
Commercial and
industrial-owner occupied
17.3%
Construction,
acquisition and
development
8.8%
Commercial real estate
20.6%
Credit cards
1.1%
All other
5.9%

Pro Forma Loan Composition
Pro forma information excludes purchase accounting adjustments
Loan yields represent weighted average yields for the quarter ended December 31, 2013
Based on Call Reports filed by BancorpSouth , Ouachita Bancshares Corp., and Central Community Corporation as of December 31, 2013
Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount %
Commercial and industrial 1,529,249 $ 17.1% Commercial and industrial 85,984 $   18.1% Commercial and industrial 124,565 $ 22.5% Commercial and industrial 1,739,798 $ 17.4%
Real estate Real estate Real estate Real estate
   Consumer mortgages 1,976,073    22.1%    Consumer mortgages 63,789      13.5%    Consumer mortgages 37,246      6.7%    Consumer mortgages 2,077,108    20.8%
   Home equity 494,339       5.5%    Home equity 17,425      3.7%    Home equity -              0.0%    Home equity 511,764       5.1%
   Agricultural 234,576       2.6%    Agricultural 28,434      6.0%    Agricultural 35,256      6.4%    Agricultural 298,266       3.0%
   Commercial and industrial-owner occupied 1,473,320    16.4%    Commercial and industrial-owner occupied 97,264      20.5%    Commercial and industrial-owner occupied 158,359    28.6%    Commercial and industrial-owner occupied 1,728,943    17.3%
   Construction, acquisition and development 741,458       8.3%    Construction, acquisition and development 46,259      9.8%    Construction, acquisition and development 87,541      15.8%    Construction, acquisition and development 875,258       8.8%
   Commercial real estate 1,846,039    20.6%    Commercial real estate 126,100    26.6%    Commercial real estate 85,228      15.4%    Commercial real estate 2,057,367    20.6%
Credit cards 111,328       1.2% Credit cards -              0.0% Credit cards -              0.0% Credit cards 111,328       1.1%
All other 551,633       6.2% All other 8,897       1.9% All other 25,811      4.7% All other 586,341       5.9%
Total loans 8,958,015 $ 100.0% Total loans 474,152 $ 100.0% Total loans 554,005 $ 100.0% Total loans 9,986,172 $ 100.0%
Yield on Loans:  4.52% Yield on Loans:  5.34% Yield on Loans:  5.61% Yield on Loans:  4.62%
Commercial and
industrial 17.1%
Consumer mortgages
22.1%
Home equity
5.5%
Agricultural 2.6%
Commercial and
industrial-owner
occupied 16.4%
Construction,
acquisition and
development 8.3%
Commercial real estate
20.6%
Credit cards 1.2%
All other
6.2%
Commercial and
industrial
18.1%
Consumer mortgages
13.5%
Home equity
3.7%
Agricultural
6.0%
Commercial and
industrial-owner
occupied
20.5%
Construction,
acquisition and
development
9.8%
Commercial real
estate
26.6%
All other
1.9%
Commercial and industrial
22.5%
Consumer mortgages
6.7%
Agricultural
6.4%
Commercial and industrial-
owner occupied
28.6%
Construction, acquisition
and development
15.8%
Commercial real estate
15.4%
All other
4.7%
BancorpSouth, Inc. Ouachita Bancshares Corp. Central Community Corp. Pro Forma

Non-Interest Bearing
Demand 25.3%
Interest-Bearing Demand 41.1%
Savings 11.1%
Other Time 22.5%

Pro Forma Deposit Composition
Central Community Corp. BancorpSouth, Inc. Ouachita Bancshares Corp. Pro Forma
Pro forma information excludes purchase accounting adjustments
Deposit costs represent weighted average costs for the quarter ended December 31, 2013
Non-Interest Bearing
Demand 24.5%
Interest-Bearing Demand 42.5%
Savings 11.5%
Other Time 21.5%
Non-Interest Bearing
Demand 29.5%
Interest-Bearing Demand 32.3%
Savings 17.4%
Other Time 20.9%
Non-Interest Bearing
Demand 30.4%
Interest-Bearing Demand 31.7%
Savings 4.5%
Other Time 33.4%
Deposit Portfolio ($000) Amount % Deposit Portfolio ($000) Amount % Deposit Portfolio ($000) Amount % Deposit Portfolio ($000) Amount %
Non-Interest Bearing Demand 2,644,592 $  24.5% Non-Interest Bearing Demand 161,876 $ 29.5% Non-Interest Bearing Demand 322,461 $   30.4% Non-Interest Bearing Demand 3,128,929 $  25.3%
Interest-Bearing Demand 4,582,450 42.5% Interest-Bearing Demand 177,641 32.3% Interest-Bearing Demand 335,883 31.7% Interest-Bearing Demand 5,095,974 41.1%
Savings 1,234,130 11.5% Savings 95,481 17.4% Savings 47,720 4.5% Savings 1,377,332 11.1%
Other Time 2,312,664 21.5% Other Time 114,666 20.9% Other Time 354,788 33.4% Other Time 2,782,117 22.5%
Total deposits 10,773,836 $ 100.0% Total deposits 549,665 $ 100.0% Total deposits 1,060,852 $ 100.0% Total deposits 12,384,352 $ 100.0%
Cost of Deposits:  0.29% Cost of Deposits:  0.34% Cost of Deposits:  0.54% Cost of Deposits:  0.34%

Deposit Market Share
Other deposit related items of note:
All three institutions funded with 100% core deposits – no reliance on brokered deposits
As of December 31, 2013, BXS has approximately $130 million of promotional CD’s at a weighted average rate of 3.97% that mature between January 2014 and October 2014
Market
BXS Market
Share Rank
6/30/13
Total BXS
Deposits
6/30/13
Percentage
of Total
Company
Deposits
BXS Market
Share 2013
(%)
Ouachita
Bancshares
Corp.
Deposits
6/30/13
Central
Community
Corp.
Deposits
6/30/13
Pro Forma
Deposits
6/30/13
Pro Forma
Percentage of
Total
Company
Deposits
Pro Forma
Market Share Market Share
Rank 6/30/13
Pro Forma
2013 (%)
Market YoY
Deposit
Growth
2013 (%)
Mississippi 3 5,069,157 $   46.4% 10.6% - $                  - $                  5,069,157 $    40.7% 3 10.6% 2.6%
Texas 65 826,576 7.6% 0.1% - 977,625 1,804,201 14.5% 29 0.3% 8.9%
Arkansas 7 1,733,083 15.9% 3.3% - - 1,733,083 13.9% 7 3.3% -0.5%
Louisiana 11 955,359 8.7% 1.0% 533,685 - 1,489,044 12.0% 7 1.6% 5.3%
Tennessee 15 1,184,566 10.8% 1.0% - - 1,184,566 9.5% 15 1.0% 0.1%
Alabama 13 824,116 7.5% 1.0% - - 824,116 6.6% 13 1.0% 1.8%
Missouri 66 317,286 2.9% 0.2% - - 317,286 2.6% 66 0.2% 6.2%
Florida 246 19,351 0.2% 0.0% - - 19,351
0.2% 246 0.0% 4.1%
Total
10,929,494 $  100.0% 533,685 $       977,625 $      12,440,804 $  100.0%
6/30/13 Deposit Market Share ($ in thousands)
Source:  SNL Financial
Note:  Deposit  market share data as of June 30, 2013.
Pro forma information excludes purchase accounting adjustments
Ouachita Bancshares Corp. and Central Community Corporation transactions expected to close during the second quarter of 2014

Summary
Profitability improvement
Growth in net interest income
Credit quality improvement reflected in provision for loan losses
Progress towards improving operating efficiency
Continued progress in improving asset quality
Focus on growth
Meaningful loan growth during 2014
Acquisition of GEM Insurance Agencies, LP – enhances presence in Houston, TX market
Additional opportunities to reduce expenses and improve efficiency
Subsequent bank transaction announcements
Expand market share in Louisiana along I-20 corridor
Enter Austin, TX market and other high growth markets along I-35 corridor

BancorpSouth’s common stock is listed on the New York Stock
Exchange under the symbol BXS.   Additional information can
be found at www.bancorpsouth.com .
Investor Inquiries:
Will Fisackerly
Director of Corporate Finance
BancorpSouth, Inc.
662-680-2475
will.fisackerly@bxs.com